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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2003

FIRSTWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)
2859 Paces Ferry Road, #1000 Atlanta, Georgia (Address of principal executive offices)		30339 (Zip Code)

Registrant's telephone number, including area code: (770) 431-1200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

99.1	Press Release, dated October 8, 2003, issued by Firstwave Technologies, Inc., reporting preliminary results for the third quarter of 2003.

Item 12.    Results of Operations and Financial Condition.

        On October 8, 2003, Firstwave Technologies, Inc. issued a press release announcing preliminary financial results for the third quarter of 2003. The full text of the press release is furnished as Exhibit 99.1 attached hereto and incorporated by reference into this report.

        The information included and incorporated by reference into this Report is being furnished pursuant to "Item 12: Results of Operations and Financial Condition" of Form 8-K. This information shall not be deemed "filed" or incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.
By:	/s/ JUDITH A. VITALE Judith A. Vitale Chief Financial Officer

Date: October 8, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 8, 2003, issued by Firstwave Technologies, Inc., reporting preliminary results for the third quarter of 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index